Exhibit 10.1

WAIVER REGARDING AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This WAIVER REGARDING AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Waiver”), dated effective as of December 1, 2010 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Amended and Restated First Lien Credit Agreement, dated as of June 8, 2007, as modified by the Consent Regarding Amended and Restated First Lien Credit Agreement dated as of July 27, 2007, as amended by that certain First Amendment to Amended and Restated First Lien Credit Agreement dated effective as of November 19, 2007, as amended by that certain Waiver, Consent and Second Amendment to Amended and Restated First Lien Credit Agreement dated effective as of December 1, 2008, as amended by the Third Amendment to Amended and Restated First Lien Credit Agreement dated as of April 6, 2009, as modified by the Waiver and Consent to Amended and Restated First Lien Credit Agreement dated as of June 30, 2009, as amended and modified by the Waiver, Consent and Fourth Amendment to Amended and Restated First Lien Credit Agreement dated as of September 11, 2009 and as amended and modified by the Fifth Amendment to Amended and Restated First Lien Credit Agreement dated as of December 11, 2009, as amended and modified by the Sixth Amendment to Amended and Restated First Lien Credit Agreement dated as of February 5, 2010, and as amended and modified by the Seventh Amendment to Amended and Restated First Lien Credit Agreement dated as of October 15, 2010 (as so modified, and as amended, supplemented and amended, and restated or otherwise modified from time to time, the “First Lien Credit Agreement”);

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to an Eighth Amendment to Amended and Restated First Lien Credit Agreement dated as of November 17, 2010 (the “Eighth Amendment”), the effectiveness of which Eighth Amendment is subject to the terms and conditions provided therein;

WHEREAS, Section 7.2.2 of the First Lien Credit Agreement imposes certain limitations on the Borrower’s ability to create, incur or permit to exist Indebtedness;

WHEREAS, Section 7.2.4 of the First Lien Credit Agreement requires the Borrower to maintain certain financial ratios;

WHEREAS, Section 7.2.13 of the First Lien Credit Agreement imposes certain limitations on the Borrower’s ability to enter into certain restrictive agreements;

WHEREAS, the Borrower has requested that the Lenders waive the requirements of Sections 7.2.2 and 7.2.13 of the First Lien Credit Agreement so that the Borrower can incur Indebtedness in an amount not to exceed an aggregate outstanding principal amount of up to $1,000,000,000; provided that such Indebtedness (x) is unsecured, (y) does not have a maturity date that is prior to the date that is six (6) months after the Stated Maturity Date (as defined in the Eighth Amendment) and (z) can only be used for certain specified purposes and to waive the requirements of Section 7.2.4(a) and (b) in certain circumstances;

WHEREAS, the undersigned Secured Parties are willing to agree to such waiver and to provide certain other consents as provided herein, on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1. Definitions.  Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2. Waiver.

(a) Subject to the other terms and conditions of this Waiver, the Administrative Agent, the Swing Line Lender, the Issuers and the undersigned Lenders hereby

(i) waive the limitations of Section 7.2.2 of the First Lien Credit Agreement that restrict the Borrower’s ability to create, incur or permit to exist Indebtedness, but only to the extent that in addition to Indebtedness that the Borrower is permitted to create, incur or permit to exist as provided in Section 7.2.2 of the First Lien Credit Agreement, the Borrower incurs Indebtedness in an amount not to exceed an aggregate outstanding principal amount of up to $1,000,000,000; provided, that (A) such Indebtedness (x) is unsecured, (y) does not have a maturity date that is prior to the date that is six (6) months after the Stated Maturity Date (as defined in the Eighth Amendment), and (z) will be used solely to (I) pay for the redemption, exchange or refinancing, including any premiums associated therewith, of the Second Lien Notes and the PP Notes that have not been previously paid, prepaid, redeemed, defeased, purchased, acquired or otherwise retired (provided that such $1,000,000,000 amount of such Indebtedness shall be reduced by the amount of any refinancing of the Second Lien Notes or the PP Notes accomplished otherwise pursuant to the terms of Section 7.2.2(g) of the First Lien Credit Agreement), (II) pay amounts owed in connection with the consummation of the Exxon Acquisition (as defined in the Eighth Amendment), (III) repay outstanding Indebtedness under the First Lien Credit Agreement, and (IV) pay for the purchase price and any fees and expenses associated with the Exxon Acquisition and financings, refinancing and the payments contemplated in this clause (i); (B)  notwithstanding the foregoing clause (A), unless and until the Effective Date (as defined in the Eighth Amendment) shall have occurred in accordance with the terms of the Eighth Amendment, all of the proceeds of such Indebtedness referred to in this clause (i) shall be held in escrow (which escrow will not be collateral for the First Lien Credit Agreement) upon terms satisfactory to the Administrative Agent in its sole discretion and on and after such Effective Date may be used for the purposes provided in the foregoing clause (A)(z); and (C) in the event the Effective Date of the Eighth Amendment shall have occurred in accordance with the terms of the Eighth Amendment, then the Indebtedness referred to in this clause (i) shall be “Permitted Unsecured Indebtedness” referred to in such Eighth Amendment,

(ii) waive the requirement of Section 7.2.4(a) of the First Lien Credit Agreement for the Fiscal Quarter ending December 31, 2010, to the extent, but only to the extent, that Total Debt as used to determine the Total Leverage Ratio in respect of such Fiscal Quarter includes Indebtedness incurred under the foregoing clause (i) to the extent, but only to the extent, the proceeds of such Indebtedness are held in the escrow referred to in the foregoing clause (i) on such date,

(iii) waive the requirement of Section 7.2.4(b) of the First Lien Credit Agreement for the Fiscal Quarter ending December 31, 2010, to the extent, but only to the extent, that Interest Expense as used to determine the Interest Coverage Ratio in respect of such Fiscal Quarter includes Interest Expense on Indebtedness incurred under the foregoing clause (i) to the extent, but only to the extent, the proceeds of such Indebtedness are held in the escrow referred to in the foregoing clause (i) on such date,

(iv) waive the limitations of Section 7.2.13 of the First Lien Credit Agreement to the extent but only to the extent that the indenture, the note purchase agreement or similar financing documents governing the issuance of the Indebtedness referred to in the foregoing clause (i) restrict the Borrower in a manner that would otherwise be prohibited by such Section 7.2.13, and

(v) agree that (A) the Borrower’s incurrence of the Indebtedness referred to in the foregoing clause (i) in accordance with and as contemplated by this Waiver shall not constitute a Default or Event of Default as a result of a violation of such Sections 7.2.2 and 7.2.13 of the First Lien Credit Agreement; (B) outstanding Indebtedness incurred as permitted pursuant to the foregoing clause (i) shall not cause a Default or Event of Default as a result of a violation of Section 7.2.4(a) of the First Lien Credit Agreement in respect of the Fiscal Quarter ending December 31, 2010, to the extent, but only to the extent Total Debt includes Indebtedness incurred under the foregoing clause (i) but only to the extent the proceeds of such Indebtedness are held in the escrow referred to in the foregoing clause (i) on such date; and (C) Interest Expense on Indebtedness incurred as permitted pursuant to the foregoing clause (i) shall not cause a Default or Event of Default as a result of a violation of Section 7.2.4(b) of the First Lien Credit Agreement in respect of the Fiscal Quarter ending December 31, 2010, to the extent, but only to the extent Interest Expense includes Interest Expense on Indebtedness incurred under the foregoing clause (i) but only to the extent proceeds of such Indebtedness are held in the escrow referred to in the foregoing clause (i) on such date.

(b) The express waivers set forth in this Section 2 are limited to the extent and for the periods described herein and shall not be construed to be a consent to or a waiver of any terms, provisions, covenants, warranties or agreements contained in the First Lien Credit Agreement or in any of the other Loan Documents or for any other period, unless expressly provided so herein.  The Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 3. Conditions to Effectiveness; Expiration.  This Waiver shall be deemed effective as of the Effective Date set forth in the first paragraph of this Waiver when the Administrative Agent shall have received counterparts hereof duly executed by the Borrower, the Administrative Agent, the Swing Line Lender, the Issuers and the Required Lenders.  This Waiver shall expire and be of no further force or effect upon the earlier of (i) the Effective Date of the Eighth Amendment and (ii) January 31, 2011.

Section 4. Representations and Warranties.  The Borrower hereby represents and warrants that after giving effect hereto:

(a) the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b) the execution, delivery and performance by the Borrower and each other Obligor of this Waiver have been duly authorized by all necessary corporate or other action required on their part and this Waiver, along with the First Lien Credit Agreement and other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the execution, delivery and performance of this Waiver by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

(d) no Material Adverse Effect has occurred since June 30, 2010; and

(e) no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 5. Loan Document; Ratification.

(a) This Waiver is a Loan Document.

(b) The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement and each of the other Loan Documents, including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 6. Costs And Expenses.  As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Waiver and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Waiver.

Section 7. GOVERNING LAW.  THIS WAIVER SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 8. Severability.  Any provision of this Waiver that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Waiver or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 9. Counterparts.  This Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Waiver by signing one or more counterparts.  Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 10. No Waiver.  The express waivers set forth herein are limited to the extent expressly provided in this Waiver and, except as expressly set forth in this Waiver, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents.  The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document

Section 11. Successors and Assigns.  This Waiver shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender Party hereunder, to the benefit of each Lender Party and the respective successors, transferees and assigns.

Section 12. Entire Agreement.  THIS WAIVER, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:  /s/ Rick Fox
Name:  Rick Fox

Title:  Chief Financial Officer

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:  /s/ Phillip R. Ballard
Name:  Phillip R. Ballard
Title:  Managing Director

BNP PARIBAS, as Issuer and Lender

By:  /s/ Betsy Jocher
Name:  Betsy Jocher
Title:  Director

By:  /s/ Greg Smothers
Name:  Greg Smothers
Title:  Director

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:  /s/ Charles W. Patterson
Name:  Charles W. Patterson
Title:  Senior Vice President

THE BANK OF NOVA SCOTIA, as Lender

By:  /s/ W. Keith Buchanan
Name:  W. Keith Buchanan
Title: Managing Director

TORONTO DOMINION (TEXAS) LLC, as Lender

By:  /s/ Debbi L. Brito
Name:  Debbi L. .Brito
Title:  Authorized Signatory

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:  /s/ Peter Shen
Name:  Peter Shen
Title: Vice President

NATIXIS, as Lender

By:  /s/ Liana Tchernysheva
Name:  Liana Tchernysheva
Title:  Director

By:  /s/ Donovan Broussard
Name:  Donovan Broussard
Title:  Managing Director

ALLIED IRISH BANKS p.l.c., as Lender

By:  /s/ Edward Fenk
Name:  Edward Fenk
Title:  Vice President

By:  /s/ Vaughn Buck
Name:  Vaughn Buck
Title:  Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:  /s/ Mihail Faybusovich
Name: Mikhail Faybusovich
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:  /s/ Christopher Day
Name: Christopher Day
Title: Associate

UBS LOAN FINANCE LLC, as Lender

By:  /s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:  /s/ Mary E. Evans
Name:  Mary E. Evans
Title: Associate Director

ING CAPITAL LLC, as Lender

By:  /s/ Juli Bieser
Name:  Juli Bieser
Title:  Director

REGIONS BANK, as Lender and
as Swing Line Lender

By:  /s/ Kelly L Elmore III
Name:  Kelly L. Elmore III
Title:  Senior Vice President

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:  /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

ENERGY XXI TEXAS ONSHORE, LLC

By:   /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

ENERGY XXI ONSHORE, LLC

By:  /s/ Rick Fox
Name:  Rick Fox
Title:    Chief Financial Officer

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI USA, INC.

By: /s/ Rick Fox
Name:  Rick Fox
Title:  Chief Financial Officer